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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 19, 2007
                Date of report (Date of earliest event reported)


                                    TSR, INC.
             (Exact Name of Registrant as Specified in its charter)



           DELAWARE                         0-8656                13-2635899
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                      400 OSER AVENUE, HAUPPAUGE, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 231-0333
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 9 is amended to read as follows:

ITEM 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

     16.1. Letter from BDO Seidman, LLP, dated September 20, 2007, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K (previously filed).

     16.2 Letter from BDO Seidman, LLP, dated October 9, 2007, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TSR, INC.



                                        By: /s/ John G. Sharkey
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                                            Name: John G. Sharkey
                                            Title: Vice President and Secretary



Date: October 11, 2007





















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